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                                                                   Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-101840) of Valley National Gases Incorporated of our report dated August 11, 2003 relating to the financial statements which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Pittsburgh, Pennsylvania
September 29, 2003